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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 13, 2000
                                                         ----------------


                           THE KEITH COMPANIES, INC.
                           -------------------------

            (Exact name of registrant as specified in its Charter)


        California                   000-26561                33-0203193
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


    2955 Red Hill Avenue, Costa Mesa, California                     92626
    --------------------------------------------                     -----
      (Address of principal executive offices)                     (Zip Code)

    Registrant's telephone number, including area code      (714) 540-0800
                                                            --------------


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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     Acquisition of Crosby Mead Benton & Associates.
     ----------------------------------------------

     On October 13, 2000, The Keith Companies, Inc., a California corporation (the "Registrant") acquired all of the outstanding shares of common stock of privately-held Crosby Mead Benton & Associates, a California corporation. A copy of the press release issued by the Registrant on October 16, 2000 concerning the foregoing transaction is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.
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     99.1        Text of Press Release dated October 16, 2000.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 27, 2000      THE KEITH COMPANIES, INC.


                             By: /s/  Aram H. Keith
                                --------------------------------
                                Aram H. Keith
                                Chairman of the Board of Directors and
                                Chief Executive Officer



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